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                                                                 EXHIBIT 99.B11


                       CONSENT OF INDEPENDENT AUDITORS


The Shareholders and Board of Directors
First Omaha Funds, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our Firm under the heading "Auditors" in the Statement of Additional Information.


                                        KPMG Peat Marwick LLP

Omaha, Nebraska
January 9, 1998